INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JUNE 22, 2026 TO THE PROSPECTUSES DATED DECEMBER 19, 2025 OF:
Invesco Solar ETF (TAN)
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
The Fund seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Underlying Index”). S&P Dow Jones Indices LLC, the parent company of the Underlying Index’s administrator, S&P DJI Netherlands B.V. (collectively, “S&P DJI”), has announced certain changes to the Underlying Index’s methodology, which will take effect on June 23, 2026. Accordingly, on that date, the Fund’s Prospectuses are revised as follows:
1.	The first sentence of the third paragraph in the section titled Principal Investment Strategies of the Summary Prospectus and the section titled Summary Information – Principal Investment Strategies of the Statutory Prospectus is deleted and replaced with the following:
In order to be eligible for inclusion in the Underlying Index, stocks must be listed on a primary exchange in developed or emerging market countries, which, based on the Underlying Index methodology, are the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United States.
2.
The fourth and fifth paragraphs in the section titled Additional Information about the Fund’s Strategies and Risks – MAC Global Solar Energy Index of the Statutory Prospectus are deleted and replaced with the following:
Stocks also must be listed on a primary exchange in a country that, according to the Underlying Index methodology, is a developed or emerging market country.
Eligible securities include common stocks, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). For initial inclusion in the Underlying Index, securities must have a float-adjusted market capitalization of at least $250 million and a 3-month average daily trading value of at least $750,000 as measured quarterly as of market close on the first business day of March, June, September, and December. The minimum threshold to remain in the Underlying Index at a quarterly rebalance is $125 million of float-adjusted market capitalization and a 3-month average daily trading value of $375,000. If fewer than 20 stocks are eligible for the Underlying Index based on these screens, the minimum thresholds for initial and continued inclusion shall be relaxed such that the 20-stock minimum can be met by progressively adding otherwise eligible stocks from the annual eligible list of solar stocks in the order of the stocks with the highest float-adjusted market capitalization first.
Stocks are ineligible for inclusion in the Underlying Index if the company receives any revenue from the business activities of fossil fuel exploration, mining, extraction, distribution, manufacturing, or refining, or coal power generation, petroleum power generation, or nuclear electric power generation, or if more than 50% of the company’s combined revenue is from the business activities of natural gas power generation, landfill gas generation, and biomass power generation, all according to S&P Trucost Limited (“Trucost”) business activity data as of the annual data reference date of April 30. If a stock is not covered by all the necessary Trucost data to test for exclusionary business activities, then the stock is excluded from the Underlying Index.
Stocks may also be deemed ineligible for inclusion in the Underlying Index pursuant to a global business involvement screen, a governance screen and a controversy screen. The business involvement screen reviews a company’s direct revenue exposure to certain business categories, such as adult entertainment, alcohol, gambling, tobacco, defense and weapons, arctic drilling, and coal mining. A company will be deemed ineligible for inclusion in the Underlying Index pursuant to this screen if it has direct revenue exposure above 0% of total company revenue, or ownership of

20% or more of another company that has direct revenue exposure above 0% of total company revenue, in the prohibited business categories. The governance screen reviews a company’s governance and economic dimension score within the S&P Global Corporate Sustainability Assessment (“CSA”), which is an annual analysis that seeks to identify how well-equipped a company is to recognize and respond to emerging sustainability opportunities and challenges in the global market. A company will be deemed ineligible for inclusion in the Underlying Index pursuant to this screen if its governance and economic dimension score within the S&P Global CSA Score is below the minimum required by the Underlying Index methodology, or if it does not have such a score. The controversy screen reviews companies with a S&P Global Media & Stakeholder Analysis (“MSA”) Case that has a recent MSA Case Impact Level designation of severe. A company will generally be removed from (or deemed ineligible for inclusion in) the Underlying Index if it has a “severe” controversy within the past 18 months, unless the controversy has improved and a minimum waiting period has passed. Companies without this controversy research coverage will also be deemed ineligible for inclusion in the Underlying Index. These three screens are applied only at quarterly rebalances.
In limited circumstances, S&P DJI may temporarily suspend certain of the above screening rules if key data used to apply those screens becomes unavailable or unreliable (e.g., data access technical problems or a business or regulatory/legal development), where applying the screens would cause the Underlying Index to hold 20 or fewer companies. In such circumstances, the screen or screens in question shall be temporarily suspended, and the impacted stocks will remain in the Underlying Index until such time as remedial action can be taken.
TAN-PRO-SUP 062226